[LOGO] BOWLIN
               Outdoor Advertising & Travel Centers Incorporated
NUMBER                                                                SHARES

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


COMMON STOCK

--------------------------------------------------------------------------------
THIS CERTIFIES THAT                                         CUSIP 102595105

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS









is the owner of

--------------------------------------------------------------------------------

   fully-paid and non-assessable shares of Common Stock, $.001 par value, of ============BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED============

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Nevada and to the Articles of Incorporation and the Bylaws of the Corporation, all as from time to time amended and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated



/s/ Michael L. Bowlin                                /s/ William J. McCabe

Chairman of the Board                                Executive President and
Prsident and Chief Executive Officer                           Secretary


                                                     Authorized Signature


Countersigned and Registered:

By: Norwest Bank Minnesota, N.A.

               Transfer Agent
               and Registrar

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                               UNIF GIFT MIN ACT - __________ Custodian ______________
TEN ENT--as tenants by the entireties                                             (Cust)                (Minor)
JT TEN --as joint tenants with right of                                         under Uniform Gifts to Minors
         survivorship and not as tenants                                        Act________________________________
         in common                                                                             (State)


                         Additional abbreviations may also be used though not in the above list.

   For value recived __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
|                                     |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the stock represented by the within Certificate, and do hereby irrovocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated





                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON  THE  FACE  OF THE  CERTIFICATE  IN
                                        EVERY PARTICULAR  WITHOUT  ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.